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                                                                    Exhibit 10.9





                                    DEBENTURE


                            IMPERIAL PARKING LIMITED


                         incorporated under the laws of
                           the Province of Nova Scotia




        US$20,000,000 DUE:                                     ON DEMAND

                  THIS DEBENTURE is issued March   , 2000 by Imperial Parking
Limited and its subsidiary 3006712 Nova Scotia Company (collectively, the "CORPORATION"), whose principal office or place of business is located at Suite 300, 601 West Cordova Street, Vancouver, British Columbia V6B 1G1, to First Union Real Estate Equity and Mortgage Investments (the "CREDITOR") of 551 Fifth Avenue, Suite 1416, New York, New York 10176 U.S.A. 07920-1002.

                  For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Corporation covenants, acknowledges, represents and warrants as follows:

1.      INTERPRETATION

1.01    DEFINITIONS

                  Each word and phrase with initial capitals used in this Debenture has the meaning assigned to it in Schedule A. Words and phrases defined in the PPSA and used without initial capitals in this Debenture (including in Schedule A) have the meanings assigned to them in the PPSA, unless the context otherwise requires.

1.02    STATUTES, HEADINGS, NUMBER AND GENDER

                  A reference in this Debenture to a statute refers to that statute as it may be amended, and to any restated or successor legislation of comparable effect. The Article and Section headings in this Debenture are included solely for convenience, are not intended to be full or accurate descriptions and shall not be considered part of this Debenture. In this Debenture, words in the singular include the plural and vice-versa and words in one gender include all genders.

1.03    GENERALLY ACCEPTED ACCOUNTING TERMS

                  Where the Canadian Institute of Chartered Accountants includes a recommendation in its Handbook concerning the treatment of any accounting matter, such recommendation shall be regarded as the only generally accepted accounting principle applicable



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to the circumstances that it covers and references herein to generally accepted accounting principles shall be interpreted accordingly.


2.       PROMISE TO PAY

                  The Corporation hereby acknowledges itself indebted and promises to pay to or to the order of the Creditor, ON DEMAND, or on such earlier date as the principal moneys hereby secured may become payable in accordance with the terms hereof, the principal sum of $20,000,000 at the office of the Creditor in the City of New York, or at such other place as the Creditor may designate from time to time by notice to the Corporation, and shall pay interest thereon at such location at the rate of 7.5 per cent per annum calculated monthly not in advance both before and after maturity, default or judgment together with interest on overdue interest at the same rate. Such interest shall be payable monthly on the last Business Day of each month.


3.       SECURITY

3.01    FIXED AND FLOATING CHARGE

                  As general and continuing security for the due payment and performance of the Obligations, and subject to the exception as to leaseholds in
Section 3.09, the Corporation:

         (a) grants, assigns, conveys, hypothecates, mortgages, pledges and charges as and by way of a fixed and specific mortgage, pledge and charge to and in favour of the Creditor

                  (i) all real or immovable property now or hereafter owned or acquired by the Corporation including, but not limited to, the lands and premises described in Schedule B, together with all buildings, erections and fixtures now or hereafter constructed, erected or installed thereon;

                  (ii) all leasehold property now or hereafter leased by the Corporation together with all buildings, erections and fixtures now or hereafter constructed, erected or installed thereon; and

                  (iii) all Proceeds and Replacements arising in respect of any or all of the foregoing.


3.02    HABENDUM

                  The Creditor shall have and hold the Mortgaged Property forever but subject to the provisions of this Debenture.



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3.03    ATTACHMENT

                  The Corporation acknowledges that value has been given. The parties have not agreed to postpone the time for attachment. The Charges are intended to attach, as to all of the Mortgaged Property in which the Corporation has an interest, when the Corporation executes this Debenture, and, as to all Mortgaged Property in which the Corporation acquires an interest after the execution of this Debenture, when the Corporation acquires such interest.

3.04    SALE OR ENCUMBRANCE OF MORTGAGED PROPERTY

                  The Corporation shall not sell, consign, lease, move, destroy or otherwise dispose of, impair or abandon any Mortgaged Property and the Corporation shall not create, assume or have outstanding, other than to the Creditor, any Encumbrance on the Mortgaged Property other than Permitted Encumbrances or Vendor Purchase Money Encumbrances created in accordance with the provisions hereof. All rights of the Corporation as vendor, consignor or lessor and all resulting Accounts shall be subject to the Charges.

3.05    PROCEEDS HELD IN TRUST

                  The Corporation shall receive and hold all Proceeds in trust, separate and apart from other moneys, instruments or property, and shall endorse as necessary and pay over or deliver them to the Creditor upon demand.

3.06    ACCOUNT DEBTOR

                  The Creditor may require an account debtor to make payment to the Creditor and the Creditor may hold all amounts acquired from any account debtors and any Proceeds as part of the Mortgaged Property.

3.07    COLLECTION OF ACCOUNTS

                  The Corporation shall take all reasonable steps to collect all Accounts.

3.08    LEASES

                  The last day of the term of any lease, oral or written, or any Agreement therefor, now held or hereafter acquired by the Corporation shall be exempted from the Charges but the Corporation shall stand possessed of such one day remaining upon trust to assign and dispose of the same as the Creditor directs.

3.09    AGREEMENTS THAT CANNOT BE ASSIGNED

                  If any Agreement or lease contains a provision which provides that it may not be assigned, sub-leased, charged or made the subject of any Encumbrance without the consent of some Person other than the Corporation, the application of the Charges to it shall be conditional



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upon such consent having been obtained. The Corporation shall use reasonable efforts to obtain such consent in a timely manner.


4.       COVENANTS OF CORPORATION

                  The covenants of the Corporation set forth in the Guarantee are deemed to be included herein mutatis mutandis. In addition, the Corporation further covenants:

4.01    ENCUMBRANCES

                  Except for Encumbrances in favour of the Creditor, any Permitted Encumbrances and any Vendor Purchase Money Encumbrance, the Corporation shall keep the Mortgaged Property free at all times from Encumbrances and shall defend the title to the Mortgaged Property against all Persons. The Corporation shall not permit any Mortgaged Property to become an accession to any property other than other Mortgaged Property or to become a fixture unless the Charges rank prior to the interests of all Persons in the realty. The foregoing shall not in any way prevent the Creditor from, at any time, contesting the validity, enforceability or priority of any Encumbrance. No Vendor Purchase Money Encumbrance or other purchase money security interest shall be entitled to priority over the Charges except to the extent that it is entitled to such priority as a purchase money security interest under the PPSA.

4.02    NOTICE OF CHANGE OF ADDRESS, ETC.

                  The Corporation shall notify the Creditor in writing:

         (a) forthwith of any significant loss of or damage to any Mortgaged Property, of the failure of any account debtor in the payment or performance of obligations due to the Corporation in respect of the Mortgaged Property or of any proceedings before any court, administrative board or other tribunal which could materially affect the Corporation or any Mortgaged Property; and

         (b) at least 20 Business Days prior to any change of name of the Corporation, any transfer of the Corporation's interest in any Mortgaged Property not expressly permitted hereunder or any change in the location of any Mortgaged Property.

4.03    COSTS

                  The Corporation shall forthwith on demand reimburse the Creditor for all interest, commissions, costs of realization and other costs and expenses (including legal fees and expenses on a solicitor and his own client scale) incurred by the Creditor or any Receiver in connection with the preparation, issuance, protection, enforcement of and advice with respect to this Debenture and the perfection, protection, enforcement of and advice with respect to the Charges, including, without limitation, those arising in connection with the realization, disposition of, retention, protection or collection of any Mortgaged Property and the protection or enforcement of the rights, remedies and powers of the Creditor or any Receiver and those



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incurred for perpetual registration of any financing statement registered in connection with the Charges.

4.04    REIMBURSEMENTS AS OBLIGATIONS

                  All amounts for which the Corporation is required hereunder to reimburse the Creditor or any Receiver shall, from the date of disbursement until the date the Creditor or such Receiver receives reimbursement, be deemed advanced to the Corporation by the Creditor, shall be deemed to be Obligations and shall bear interest at the highest rate per annum charged by the Creditor on any of the other Obligations.

4.05    GENERAL INDEMNITY

                  The Corporation will indemnify the Creditor and save it fully harmless of and from all loss, cost, damage, expense, claims and liability which it may suffer or incur in connection with (i) the exercise by the Creditor of its remedies and powers hereunder, (ii) any breach of the representations or warranties contained herein, or (iii) any failure by the Corporation to perform any of its covenants or obligations under this Debenture.

4.06    REGISTRATION

                  The Corporation shall forthwith register, file and record this Debenture or notice thereof, at all proper offices where, in the opinion of counsel to the Creditor, such registration, filing or recording may be necessary or advantageous to secure, perfect or protect the Charges and shall hereafter maintain all such registrations in full force and effect to maintain and protect the Charges.

4.07    UPDATED LISTS OF MORTGAGED PROPERTY

                  As soon as the Corporation acquires any interest in any Mortgaged Property, a copy of the instrument of conveyance or lease or other written description describing that item of Mortgaged Property shall be deemed to have been incorporated into one of Schedules B or C, the choice depending upon the appropriate description of the acquired Mortgaged Property. Upon request at any time, the Corporation will deliver to the Creditor updated versions of such Schedules, each showing additions and deletions to the Mortgaged Property since the prior version. Each such version shall be deemed to be part of this Debenture as of its preparation date.


5.       REMEDIES ON DEFAULT

                  Upon the Default of the Corporation, the Creditor shall have, in addition to any other rights, remedies and powers which it may have at law, in equity or by statute, the following rights, remedies and powers:

5.01    RECEIVER



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                  The Creditor may appoint by instrument in writing one or more
Receivers of any Mortgaged Property. Any such Receiver shall have the rights and powers set out in Sections 5.02 through 5.06. In exercising such rights and powers, any Receiver shall act as and for all purposes shall be deemed to be the agent of the Corporation and the Creditor shall not be responsible for any act or default of any Receiver. The Creditor may remove any Receiver and appoint another from time to time. An officer or employee of the Creditor may be appointed as a Receiver. No Receiver appointed by the Creditor need be appointed by, nor need its appointment be ratified by, or its actions in any way supervised by, a Court.

5.02    POWER OF ENTRY

                  The Receiver may forthwith enter into possession of any Mortgaged Property, and use whatever means the Receiver considers advisable to do so.

5.03    POWER OF SALE

                  Any Receiver may sell, lease, consign or otherwise dispose of any Mortgaged Property by public auction, private tender or private contract with or without notice, advertising or any other formality, all of which are hereby waived by the Corporation. Any Receiver may, at its discretion, establish the terms of such disposition, including, without limitation, terms and conditions as to credit, upset, reserve bid or price. All payments made pursuant to such dispositions shall be credited against the Obligations only as they are actually received. Any Receiver may buy in, rescind or vary any contract for the disposition of any Mortgaged Property and may dispose of any Mortgaged Property again without being answerable for any loss occasioned thereby. Any such disposition may take place whether or not the Receiver has taken possession of the Mortgaged Property.

5.04    CARRYING ON BUSINESS

                  Any Receiver may carry on, or concur in the carrying on of, any of the business or undertaking of the Corporation and may, to the exclusion of all others, including the Corporation, enter upon, occupy and use any of the premises, buildings, plant and undertaking of or occupied or used by the Corporation and may use any of the tools, machinery, equipment and intangibles of the Corporation for such time and such purposes as the Receiver sees fit. No Receiver shall be liable to the Corporation for any negligence in so doing or in respect of any rent, charges, costs, depreciation or damages in connection with any such action.

5.05    PAY ENCUMBRANCES

                  Any Receiver may pay any liability secured by any actual or threatened Encumbrance against any Mortgaged Property. A Receiver may borrow money for the maintenance, preservation or protection of any Mortgaged Property or for carrying on any of the business or undertaking of the Corporation and may grant Encumbrances in any Mortgaged Property in priority to the Charges as security for the money so borrowed. The Corporation will forthwith on demand reimburse the Receiver for all such payments and borrowings.


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5.06    DEALING WITH MORTGAGED PROPERTY

                  Any Receiver may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with any Mortgaged Property in such manner, upon such terms and conditions and at such time as it deems advisable without notice to the Corporation (except as otherwise required by any applicable law), and may charge on its own behalf and pay to others its costs and expenses (including legal fees and expenses on a solicitor and his own client scale and Receivers' and accounting fees) incurred in connection with such actions. The Corporation will forthwith upon demand reimburse the Receiver for all such costs or expenses.

5.07    RIGHT TO HAVE COURT APPOINT A RECEIVER

                  The Creditor may, at any time, apply to a court of competent jurisdiction for the appointment of a Receiver, or other official, who may have powers the same as, greater or lesser than, or otherwise different from, those capable of being granted to a Receiver appointed by the Creditor pursuant to this Debenture.

5.08    CREDITOR MAY EXERCISE RIGHTS OF A RECEIVER

                  In lieu of, or in addition to, exercising its rights, remedies and powers under Sections 5.01, 5.07 and 5.09, the Creditor has, and may exercise, any of the rights and powers which are capable of being granted to a Receiver appointed by the Creditor pursuant to this Debenture.

5.09    RETENTION OF MORTGAGED PROPERTY

                  The Creditor may elect to retain any Mortgaged Property in satisfaction of the Obligations or any of them. The Creditor may designate any part of the Obligations to be satisfied by the retention of particular Mortgaged Property which the Creditor considers to have a net realizable value approximating the amount of the designated part of the Obligations, in which case only the designated part of the Obligations shall be deemed to be satisfied by the retention of the particular Mortgaged Property.

5.10    LIMITATION OF LIABILITY

                  The Creditor shall not be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with any Mortgaged Property and shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights, remedies or powers of the Creditor, the Corporation or any other Person in respect of any Mortgaged Property. The Creditor shall not be liable or responsible for any loss or damage whatever which may accrue in consequence of any such failure resulting from any negligence of the Creditor or its officers, employees, agents, or any Receiver, or otherwise. If any Receiver or the Creditor takes possession of any Mortgaged Property, neither the Creditor nor any Receiver shall have any liability as a mortgagee in possession or be accountable for anything except actual receipts.



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5.11    EXTENSIONS OF TIME

                  The Creditor may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release any Mortgaged Property to third parties and otherwise deal or fail to deal with the Corporation, debtors of the Corporation, guarantors, sureties and others and with any Mortgaged Property and other securities as the Creditor may see fit, all without prejudice to the liability of the Corporation to the Creditor or the Creditor's rights, remedies and powers under this Debenture.

5.12    APPLICATION OF PAYMENTS AGAINST OBLIGATIONS

                  Any payments received in respect of the Obligations from time to time, any insurance monies received and any moneys realized on any Mortgaged Property may be appropriated to such parts of the Obligations and in such order as the Creditor sees fit, and the Creditor shall have the right to change any appropriation at any time. Any such insurance moneys may, at the option of the Creditor, be used to repair or replace any Mortgaged Property, be held as part of the Mortgaged Property or be appropriated to the Obligations.

5.13    SET-OFF, COMBINATION OF ACCOUNTS AND CROSSCLAIMS

                  The Obligations will be paid by the Corporation without regard to any equities between the Corporation and the Creditor or any right of set-off, combination of accounts or cross-claim. Any indebtedness owing by the Creditor to the Corporation may be set off or applied against, or combined with, the Obligations by the Creditor at any time either before or after maturity, without demand upon or notice to anyone.

5.14    DEFICIENCY

                  If the proceeds of the realization of any Mortgaged Property are insufficient to repay all monetary Obligations, the Corporation shall forthwith pay or cause to be paid to the Creditor such deficiency.

5.15    VALIDITY OF SALE

                  No Person dealing with the Creditor or any Receiver or with any officer, employee, agent or solicitor of the Creditor or any Receiver shall be concerned to inquire whether the Charges have become enforceable, whether any right, remedies or power of the Creditor or any Receiver has become exercisable, whether any Obligations remain outstanding or otherwise as to the propriety or regularity of any dealing by the Creditor or any Receiver with any Mortgaged Property or to see to the application of any money paid to the Creditor or any Receiver, and in the absence of fraud on the part of such Person such dealings shall be deemed, as regards such Person, to be within the rights, remedies and powers hereby conferred and to be valid and effective accordingly.



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5.16    CREDITOR NOT OBLIGED TO PRESERVE THIRD PARTY INTERESTS

                  To the extent that any of the Mortgaged Property constitutes an instrument or chattel paper (as those terms are defined in the PPSA) the Creditor shall not be obliged to take any steps to preserve rights against prior parties in respect of any such instrument or chattel paper.

5.17    EFFECT OF APPOINTMENT OF RECEIVER

                  As soon as the Creditor takes possession of any Mortgaged Property or appoints a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Corporation with respect to the Mortgaged Property shall cease, unless specifically continued by the written consent of the Creditor or the Receiver.

5.18    TIME FOR PAYMENT

                  If the Creditor demands payment of any Obligations which are payable on demand or if any Obligations are otherwise due by maturity or acceleration, it shall be deemed reasonable for the Creditor to exercise its remedies immediately if such payment is not made, and any days of grace or any time for payment which might otherwise be required to be afforded to the Corporation by applicable law is hereby irrevocably waived.

5.19    RIGHTS IN ADDITION

                  The rights, remedies and powers conferred by this Article 5 are in addition to, and not in substitution for, any other rights, remedies or powers the Creditor may have under this Debenture at law, in equity or by or under the PPSA or any other statute. The Creditor may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Creditor shall be exclusive of or dependent on any other. Any right, remedy or power may be exercised separately or in combination, and at any time.


6.       GENERAL

6.01    HOLDER EXCLUSIVELY ENTITLED

                  The holder of this Debenture from time to time will be regarded as exclusively entitled to the benefit of this Debenture and all Persons may act accordingly.

6.02    NEGOTIABLE INSTRUMENT

                  This Debenture shall be treated as a negotiable instrument and all Persons may act accordingly.

6.03    SECURITY IN ADDITION



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                  The Charges do not replace or otherwise affect any existing or future Encumbrance held by the Creditor. Neither the taking of any action, suit or proceedings, judicial or extra-judicial, nor the refraining from so doing, nor any dealing with any other security for any Obligations shall release or affect the Charges. Neither the taking of any action, suit or proceedings, judicial or extra-judicial, pursuant to this Debenture, nor the refraining from so doing, nor any dealing with any Mortgaged Property shall release or affect any of the Creditor's other security for the payment or performance of the Obligations.

6.04    NO MERGER

                  Neither the taking of any judgment nor the exercise of any power of seizure or disposition shall extinguish the liability of the Corporation to pay and perform the Obligations nor shall the acceptance of any payment or alternate security constitute or create any novation. No covenant, representation or warranty of the Corporation herein shall merge in any judgment.

6.05    NOTICES

                  Any notice, demand or other communication (in this Section, a "notice") from the Corporation to the Creditor shall be in writing and shall be sufficiently given or made if:

         (a) delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the Creditor at the address set out in the first paragraph of this Debenture;

         (b)      sent by prepaid first class mail; or

         (c) sent by any electronic means of sending messages, including telex or facsimile transmission, which produces a paper record during normal business hours on a Business Day charges prepaid and confirmed by prepaid first class mail.

                  The Creditor may change its address by giving notice to the Corporation.

6.06    TIME OF THE ESSENCE

                  Time is of the essence of each provision this Debenture.

6.07    GOVERNING LAW

                  This Debenture shall be governed by, and interpreted and enforced in accordance with, the laws in force in the State of New York. The Corporation irrevocably submits to the jurisdiction of the courts of the State of New York with respect to any matter arising hereunder or related hereto.

6.08    CHARGES EFFECTIVE IMMEDIATELY


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                  Neither the issuance nor registration of, or any filings with respect to, this Debenture, nor any partial advances by the Creditor, shall bind the Creditor to advance any amounts to the Corporation, but the Charges shall take effect forthwith upon the issuance of this Debenture by the Corporation.

6.09    ENTIRE AGREEMENT

                  There are no representations, warranties, conditions, other agreements or acknowledgements, whether direct or collateral, express or implied, that form part of or affect this Debenture or any Mortgaged Property. The execution of this Debenture has not been induced by, nor does the Corporation rely upon or regard as material, any representations, warranties, conditions, other agreements or acknowledgements not expressly made in this Debenture or in the agreements and other documents to be delivered pursuant hereto.

6.10    JOINT AND SEVERAL LIABILITY

                  If more than one Person issues this Debenture, their obligations under this Debenture shall be joint and several.

6.11    PROVISIONS REASONABLE

                  The Corporation acknowledges that the provisions of this Debenture and, in particular, those respecting rights, remedies and powers of the Creditor or any Receiver against the Corporation, its business and any Mortgaged Property upon a Default, are commercially reasonable and not manifestly unreasonable.

6.12    INVALIDITY

                  If any provision of this Debenture is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed herefrom, and the remaining provisions of this Debenture shall not be affected thereby and shall remain valid and enforceable.

6.13    BINDING EFFECT

                  This Debenture shall enure to the benefit of the Creditor and its successors and assigns and be binding on the Corporation and its successors.

6.14    DEBENTURE LOST OR STOLEN

                  If this Debenture is mutilated, lost, stolen or destroyed, the Corporation shall, upon being furnished with evidence satisfactory to it of such mutilation, loss, theft or destruction, issue and deliver a new Debenture of like date and tenor as the one mutilated, lost, stolen or destroyed, in exchange for, in place of and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for the lost, stolen or destroyed Debenture.



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6.15    STATUTORY WAIVERS

                  To the fullest extent permitted by law, the Corporation waives all of the rights, benefits and protections given by the provisions of any existing or future statute which imposes limitations upon the powers, rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute.

6.16    LAND REGISTRATION

         (a) Covenants 1.v and 1.vi deemed to be included in a charge by subsection 7(1) of the Land Registration Reform Act (Ontario) are expressly excluded.

         (b) Covenant 1.vii deemed to be included in a charge by subsection 7(1) of the Land Registration Reform Act (Ontario) is expressly varied by providing that the Corporation or its successors and assigns will, before and after default, execute such assurances of the property herein described and do such other acts, at the Corporation's expense, as may be reasonably required by the Creditor.

6.17    CURRENCY

                  All sums of money payable under this Debenture shall be paid in US dollars.

6.18    JUDGMENT CURRENCY

                  If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into the currency of the country giving such judgment (the "Judgment Currency") an amount due hereunder in US dollars (the "Agreed Currency"), then the date on which the rate of exchange for conversion is selected by that court is referred to herein as the "Conversion Date." If there is a change in the rate of exchange between the Judgment Currency and the Agreed Currency between the Conversion Date and the actual receipt by the Creditor of the amount due hereunder or under such judgment, the Corporation will, notwithstanding such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by the Creditor in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Agreed Currency. The Corporation's liability hereunder constitutes a separate and independent liability which shall not merge with any judgment or any partial payment or enforcement of payment of sums due under this Debenture. The term "rate of exchange," as used in this Section, includes any premiums or costs payable in connection with the currency conversion then being effected.

6.19    AMENDMENT

                  This Debenture may only be amended or supplemented by a written agreement signed by the Corporation and the Creditor.



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6.20    LANGUAGE

                  The Corporation and the Creditor have expressly required that this Debenture and all documents and notices relating hereto be drafted in English. Les parties aux presentes ont expressement exige que la presente convention et tous les documents et avis qui y sont afferents soient rediges en anglais.

6.21    RECEIPT OF COPY

                  The Corporation acknowledges receipt of a duplicate or conformed copy of this Debenture.


                  TO WITNESS THIS AGREEMENT, the Corporation has caused this Debenture to be duly signed and sealed.


                            IMPERIAL PARKING LIMITED


                     (Name)
                           ---------------------------
                     (Title)
                           ---------------------------
                                       c/s

                     (Name)
                           ---------------------------
                     (Title)
                           ---------------------------



                          3006712 NOVA SCOTIA COMPANY


                     (Name)
                           ---------------------------
                     (Title)
                           ---------------------------
                                       c/s

                     (Name)
                           ---------------------------
                     (Title)
                           ---------------------------

                                   SCHEDULE A

                                   DEFINITIONS


"ACCOUNTS" means all accounts, and any item or part thereof, which are now owned by or are due, owing or accruing due to the Corporation or which may hereafter be owned by or become due, owing or accruing due to the Corporation or in which the Corporation now or hereafter has any other interest, including, without limitation, all debts, claims and demands of any kind whatever, claims against the Crown and claims under insurance policies.

"AGREEMENT" means any agreement, oral or written, and any indenture, instrument or undertaking.

"BUSINESS DAY" means any day other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia or New York, New York.

"CHARGES" means any and all Encumbrances granted by the Corporation to the Creditor in this Debenture.

"CREDITOR" includes any assignee of or successor to the rights of the Creditor hereunder and any purchaser of this Debenture from the Creditor or from any current holder hereof.

"DEBENTURE" means this debenture and all schedules attached hereto, and all references to "hereto," "herein," "hereof," "hereby" and "hereunder," including similar expressions, refer to this Debenture and not to any particular section or portion of it. References to "Article," "Section," or "Schedule" refer to the applicable article, section or schedule of this Debenture, as the case may be.

"DEFAULT" means a failure by the Corporation to pay the principal amount of the Debenture to the Creditor within three Business Days of a demand by the Creditor for payment.

"ENCUMBRANCE" means any encumbrance of any kind whatever, choate or inchoate, and includes, without limitation, a security interest, mortgage, lien, hypothec, pledge, hypothecation, charge, trust or deemed trust, whether contractual, statutory other otherwise arising.

"GUARANTOR" means any Person who from time to time guarantees any of the Obligations, either in this Debenture or in any other Agreement.

"MORTGAGED PROPERTY" means the property and undertaking of the Corporation which are subject to the Charges and to any item or part thereof.

"OBLIGATIONS" means all, and each part or item, of the principal amount of this Debenture, all interest due on this principal amount, all other moneys from time to time owing pursuant to this Debenture including all interest on all amounts due hereunder and the observance and performance by the Corporation of its covenants and obligations pursuant to this Debenture.

"PERMITTED ENCUMBRANCE" means any Encumbrance granted by the Corporation in the Mortgaged Property that satisfies the criteria set out in Schedule C, including, without limitation, those encumbrances listed in Schedule C.

"PERSON" includes an individual, corporation, partnership, joint venture, trust, unincorporated organization, the Crown or any agency or instrumentality thereof or any other entity recognized by law.

"PPSA" means the Personal Property Security Act of the Province of Ontario.

"PROCEEDS" means all fixtures, proceeds and personal property in any form derived directly or indirectly from any dealing with any item or part of the Mortgaged Property, or that indemnifies or compensates for such property destroyed or damaged, and proceeds of Proceeds whether or not of the same type, class or kind as the original Proceeds, and any item or part thereof.

"RECEIVER" means any receiver, manager or receiver and manager for the Mortgaged Property or the business and undertaking of the Corporation appointed by the Creditor or by a court on application by the Creditor.

"REPLACEMENTS" means all increases, additions and accessions to, and all substitutions for and replacements of, any item or part of the Mortgaged Property, and any item or part thereof.

"TAXES" means all taxes, imposts, rates, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of any Mortgaged Property, including, without limitation, income, sales, excise, use, goods and services, property, business transfer and value added taxes.

"VENDOR PURCHASE MONEY ENCUMBRANCE" means an Encumbrance not in excess of the acquisition price of property acquired by the Corporation, granted by the Corporation to the seller of such property (but not to a party who gives value to the Corporation to acquire such property) solely to secure its indebtedness for the acquisition price of such property, goods and services or any extension or renewal or replacement of such indebtedness provided that neither the principal amount of such indebtedness nor the rate at which interest is accruing thereon is increased and the Encumbrance is not extended to apply to any other property of the Corporation or any Guarantor.

                                   SCHEDULE B



                    DESCRIPTION OF REAL OR IMMOVABLE PROPERTY

                                   SCHEDULE C


                             PERMITTED ENCUMBRANCES


1.       Definition

               IN THIS DEBENTURE, "Permitted Encumbrances" MEANS,

         (i) in relation to Mortgaged Property described in Sections 3.01(a)(i) and (ii)

                  (a) the reservations or exceptions contained in the original grants from the Crown;

                  (b) minor easements, rights of way of or reservations or rights of others for sewers, water lines, gas lines, electric lines, telegraph and telephone lines and other similar utilities;

                  (c) zoning by-laws, ordinances or other restrictions as to the use of such Mortgaged Property; and

                  (d) minor discrepancies in the legal description of any real property or any adjoining real property which would be disclosed in an up-to-date survey;

which do not in the aggregate materially detract from the value of the Mortgaged Property affected or materially impair its use by the Corporation;

         (ii) liens for Taxes not yet due or which are being contested in good faith if, in the opinion of the Creditor, reasonable reserves with respect thereto are maintained by the Corporation;

         (iii) construction or repair or storage liens arising in the ordinary course of the Corporation's business which are not overdue or which are being contested in good faith if in the opinion of the Creditor, reasonable reserves or holdbacks with respect thereto are maintained by the Corporation; and

         (iv) statutory liens incurred or deposits made in the ordinary course of the Corporation's business in connection with worker's compensation, unemployment insurance and similar legislation; and

         (v)      the following existing Encumbrances:

                         LIST OF PERMITTED ENCUMBRANCES